EXHIBIT 10.2


THE SECURITIES REPRESENTED BY THIS WARRANT AND THE COMMON STOCK ISSUABLE THEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT), OR ANY OTHER APPLICABLE SECURITIES LAW AND, ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS WARRANT MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS.


                                     WARRANT

                 To Purchase 1,000,000 Shares of Common Stock of

                    BPZ ENERGY, INC. (formerly Navidec, Inc.)

      Issue Dale: March 21, 2005 (Pursuant to Agreement dated July 8, 2004)

    Exercise Price: $2.00 per share, subject to adjustment as provided below.


     This Common Stock Purchase Warrant (the "Warrant") certifies that for value received, Navidec Financial Services, Inc, (the "Holder") or its assigns, is entitled to subscribe for and purchase from the Company (as hereinafter defined), in whole or in part, 1,000,000 shares of duty authorized, validly issued, fully paid and nonassessable shares of Common Stock (as hereinafter defined) at an initial Exercise Price (as hereinafter defined) per share of $2.00, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. The number of Warrants (as hereinafter defined), the number of shares of Common Stock purchasable hereunder, and the Exercise Price therefor are subject to adjustment as hereinafter set forth. This Warrant and all rights hereunder shall expire at 5:00 p.m., Houston, Texas time, on the Expiration Date (as hereinafter defined).

As used herein, the following terms shall have the meanings set forth below:

     "Company" shall mean BPZ Energy, Inc., a Colorado corporation, (formerly Navidec, Inc.) and shall also include any successor thereto with respect to the obligations hereunder, by merger, consolidation or otherwise.

     "Common Stock" shall mean and include the Company's Common Stock, no par value, and shall also include (i) in case of any reorganization, reclassification, consolidation, merger, share exchange or sale, transfer or other disposition of assets of the character referred to in Section 3.5 hereof, the stock, cash, assets or other securities provided for in such Section 3.5 and
(ii) any other shares of common stock of the Company into which such shares of Common Stock may be converted.

     "Exercise Date" shall have the meaning set forth in Section 1.3 herein.

     "Exercise Price" shall mean the initial purchase price of $2.00 per share of Common Stock payable upon exercise of the Warrants, as adjusted from time to time pursuant to the provisions herein.

     "Expiration Date" shall mean 5:00 p.m., Houston, Texas time, on July 31. 2006.

     "Outstanding" when used with reference to Common Stock, shall mean (except as otherwise expressly provided herein) at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company.

     "Person" shall mean an individual, a corporation, a company, an association, a firm, a partnership, a society, a joint stock company; or any other organization or institution or anyone who acts for such a person in a representative capacity.

     "Warrant" shall mean the right upon exercise to purchase one Warrant Share.

     "Warrant Office" shall have the meaning set forth in Section 2.1 herein.

     "Warrant Shares" shall mean the shares of Common Stock purchased or purchasable by the holder hereof upon the exercise of the Warrants.

                                    ARTICLE I

                              EXERCISE OF WARRANTS

     1.1 Method of Exercise. The Warrants represented hereby may be exercised by the holder hereof, in whole or in part, at any time and from time to time, until 5:00 p.m., Houston, Texas time on the Expiration Date under the provisions of
Section 1.2. Notwithstanding the foregoing, the Warrants may not be exercised unless the Company has sufficient authorized shares available for issuance of the Warrant Shares or until such time as an amendment to the Articles of incorporation of the Company providing for an increase in the authorized shares of the Company sufficient to issue the Warrant Shares has been approved by the shareholders of the Company.

     1.2 Exercise For Cash. To exercise the Warrants, the holder hereof shall deliver to the Company, at the Warrant Office designated in Section 2.1 hereof,
(i) a written notice in the form of the Exercise Notice attached as Exhibit "A" hereto, staling therein the election of such holder to exercise the Warrants in the manner provided in the Exercise Notice; (ii) payment in full of the Exercise Price in cash or by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to the account of the Company for all Warrant Shares purchased hereunder; and (iii) this Warrant. The Company may, at its option, accept a non-certified check in payment for the Warrant Shares, but will not issue the Warrant Shares to the holder until such time as the Company has received available funds in its bank account.

     1.3 Delivery of Warrant Shares. The Warrants shall be deemed to be exercised on the date of receipt by the Company of (i) the Exercise Notice (ii) payment in good funds for the Warrant Shares, and (iii) surrender of this Warrant, as aforesaid, and such date is referred to herein as the "Exercise Date". Upon such exercise, the Company shall, as promptly as practicable and in any event within ten (10) business days, issue and deliver to such holder a certificate or certificates for the full number of the Warrant Shares purchased, and shall, unless the Warrants have expired, deliver to the holder hereof a new Warrant representing the number of Warrants, if any, that shall not have been exercised, in all other respects identical to this Warrant. As permitted by applicable law, the Person in whose name the certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date and shall be entitled to all of the benefits of such holder on the Exercise Date, including without limitation the right to receive dividends and other distributions for which the record date falls on or after the Exercise Date and to exercise voting rights.

     1.4 Expenses and Taxes. The Company shall pay all expenses, and taxes (including, without limitation, all documentary, stamp, transfer or other transactional taxes) other than income taxes, attributable to the preparation, issuance or delivery of the Warrants and of the shares of Common Stock issuable upon exercise of the Warrants. To the extent that this Warrant may have a compensatory aspect to the holder at the time of its issuance, the Company will fully comply with the reporting requirements of the Internal Revenue Service, which it shall determine in its sole discretion, including the reporting of any gain which may be realized upon exercise.

     1.5 Reservation of Shares. At all times after the date of an amendment to the Articles of Incorporation of the Company providing for an increase in the authorized shares of the Company sufficient to issue the Warrant Shares, for so long as the Warrants remain outstanding, the Company shall reserve, free from preemptive rights, out of its treasury Common Stock or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the exercise of the Warrants, a sufficient number of shares of Common Stock to provide for the exercise of the Warrants.

     1.6 Valid Issuance. All shares of Common Stock that may be issued upon exercise of the Warrants will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof and, without limiting the generality of the foregoing, the Company shall take no action or fail to take any action which will cause a contrary result (including, without limitation, any action that would cause the Exercise Price to be less than the par value, if any, of the Common Stock).

     1.7 Acknowledgment of Registration Rights. The Company agrees that it will include the Warrant Shares in the next registration statement filed subsequent to the issuance of this Warrant on a registration form that may be utilized for this purpose, to the extent it is legally permitted to do so. Once filed, the Company will use commercially reasonable efforts to have such registration statement declared effective within a reasonable time after filing. Should any holder exercise Warrants prior to the registration statement being effective, the registration statement shall reflect or be amended to reflect that the registration covers the resale of the Warrant Shares of any holder electing to exercise the Warrant prior to the effectiveness of the registration statement. All of the expenses of the registration shall be borne by the Company, except for any underwriting fees attributable to the Warrant Shares. The Company shall have the right to delete from any resale registration statement the securities of any Warrant holder or holder of any Common Stock issued hereunder who fails to respond to a request for reasonable information deemed necessary for inclusion in the registration statement. The registration rights contained herein shall survive the exercise of the Warrants and shall remain binding upon the Company and the holder of the Warrants or the Common Stock issued hereunder until such time as such registration rights are no longer in force and effect. At the time of the exercise of the Warrants in accordance with the terms hereof and upon the written request of the holder hereof, the Company will acknowledge in writing its continuing obligation to afford to such holder those rights contained in this Section 1.7.

     1.8 No Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock on the exercise of this Warrant. If more than one Warrant shall be presented for exercise at the same time by the same holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of whole shares of Common Stock purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this
Section 1.8, be issuable upon the exercise of this Warrant, the Company shall pay an amount in cash calculated by it to be equal to the closing market price of one share of Common Stock on the last trading day immediately preceding the Exercise Date, multiplied by such fraction, computed to the nearest whole cent.

                                   ARTICLE II

                                    TRANSFER

     2.1 Warrant Office. The Company shall maintain an office for certain purposes specified herein (the "Warrant Office"), which office shall initially be the Company's offices at 11999 Katy Freeway, Suite 560, Houston, Texas 77079, and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the holder hereof. The Company shall maintain, at the Warrant Office, a register for the Warrants in which the Company shall record the name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each permitted assignee of the rights of the registered owner hereof.

     2.2 Ownership of Warrants. The Company may deem and treat the Person in whose name the Warrants are registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Article II. Notwithstanding the foregoing, the Warrants represented hereby, if properly assigned in compliance with this Article lI, may be exercised by an assignee for the purchase of Warrant Shares without having a new Warrant issued.

     2.3 Restrictions on Transfer of Warrants. The Company agrees to maintain at the Warrant Office books for the registration and transferor the Warrants. Subject to the restrictions on transfer of the Warrants in this Section 2.3, the Company, from time to time, shall register the transfer of the Warrants in such books upon surrender of this Warrant at the Warrant Office property endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer satisfactory to the Company as reflected in the Assignment Notice attached as Exhibit "B" hereto. Upon any such transfer and upon payment by the holder or its transferee of any applicable transfer taxes, new Warrants shall be issued to the transferee and the transferor (as their respective interests may appear) and the surrendered Warrants shall be canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes or income taxes) and all other expenses and charges payable in connection with the transfer of the Warrants pursuant to this Section 2.3.

          2.3.1 The holder of the Warrants agrees that it will neither (i) transfer the Warrants prior to delivery to the Company of written notice of such transfer, nor (ii) transfer such Warrant Shares prior to delivery to the Company of written notice of such transfer, or until registration of such Warrant Shares under the Securities Act and any applicable state securities or blue sky laws has become effective.

     2.4 Compliance with Securities Laws. The holder hereof understands and agrees that the following restrictions and limitations shall be applicable to all Warrant Shares and to all resales or other transfers thereof pursuant to the Securities Act:

          2.4.1 The holder hereof agrees that the Warrant Shares shall not be sold or otherwise transferred unless the Warrant Shares are registered under the Securities Act and applicable state securities or blue sky laws or are exempt therefrom.

          2.4.2 A legend in substantially the following form will be placed on the certificate(s) evidencing the Warrant Shares:

           "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW AND, ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS."

          2.4.3 Stop transfer instructions will be imposed with respect to the Warrant Shares so as to restrict resale or other transfer thereof, subject to this Section 2.4.

          2.4.4 The holder understands that it must bear the economic risk of the investment for an indefinite period of time because the Warrant Shares have not been registered under the Securities Act and therefore cannot be sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The holder acknowledges that the holder or the holder's representative is familiar with the condition, financial and otherwise, of the Company. The Company will provide any information which the holder or the holder's representative may reasonably request and which the Company can legally provide, in connection with the holder's decision to acquire or exercise this Warrant. The holder or the holder's representative has such knowledge and experience in financial and business matters that the holder or the holder's representative is able to weigh the information so received and to evaluate the merits and risks of the holder's investment in the Warrant Shares.

                                   ARTICLE III

                                  ANTI-DILUTION

     3.1 Stock Splits and Reverse Splits. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common stock shall at any lime be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced. Except as provided in this Section 3.1, no adjustment in the Exercise Price and no change in the number of Warrant Shares purchasable shall be made under this Article III as a result of or by reason of any such subdivision or combination.

     3.2 Reorganizations and Asset Sales. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation, merger or share exchange of the Company with another Person, or the sale, transfer or other disposition of all or substantially all of its assets to another Person shall be effected in such a way that a holder of Common Stock of the Company shall be entitled to receive capital stock, securities or assets with respect to or in exchange for their shares, then the following provisions shall apply:

          3.2.1 As a condition of such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer or other disposition (except as otherwise provided below in this Section 3.2), lawful and adequate provisions shall be made whereby the holder of Warrants shall thereafter have the right to purchase and receive upon the terms and conditions specified in this Warrant and in lieu of the Warrant Shares immediately theretofore receivable upon the exercise of the rights represented hereby, such shares of capital stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of Warrant Shares immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger, share exchange or sale not taken place, and in any such case appropriate provision reasonably satisfactory to such holder shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Warrant Shares receivable upon the exercise) shall thereafter be applicable, as nearly as possible, in relation to any shares of capital stock, securities or assets thereafter deliverable upon the exercise of Warrants.

          3.2.2 In the event of a merger, share exchange or consolidation of the Company with or into another Person as a result of which a number of shares of common stock or its equivalent of the successor Person greater or lesser than the number of shares of Common Stock outstanding immediately prior to such merger, share exchange or consolidation are issuable to holders of Common Stock, then the Exercise Price in effect immediately prior to such merger, share exchange or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock.

          3.2.3 The Company shall not effect any such consolidation, merger, share exchange, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor Person (if other than the Company) resulting from such consolidation, share exchange or merger or the Person purchasing or otherwise acquiring such assets shall have assumed by written instrument executed and mailed or delivered to the holder hereof at the last address of such holder appearing on the books of the Company the obligation to deliver to such holder such shares of capital stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive, and all other liabilities and obligations of the Company hereunder. Upon written request by the holder hereof, such successor Person will issue a new Warrant revised to reflect the modifications in this Warrant effected pursuant to this Section 3.2.

          3.2.4 If a purchase, tender or exchange offer is made to and accepted by the holders of 50% or more of the outstanding shares of Common Stock, the Company shall not effect any consolidation, merger, share exchange or sale, transfer or other disposition of all or substantially all of the Company's assets with the Person having made such offer or with any affiliate of such Person, unless prior to the consummation of such consolidation, merger, share exchange, sale, transfer or other disposition the holder hereof shad have been given a reasonable opportunity to then elect to receive upon the exercise of the Warrants either the capital stock, securities or assets then issuable with respect to the Common Stock or the capital stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer.

     3.3 Adjustment for Asset Distribution. If the Company declares a dividend or other distribution payable to all holders of shares of Common Stock in evidences of indebtedness of the Company or other assets of the Company (including cash (other than regular cash dividends declared by the Board of Directors), capital stock (other than Common Stock, Convertible Securities or options or rights thereto) or other property), the Exercise Price in effect immediately prior to such declaration of such dividend or other distribution shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which shall be the current market price per share of Common Stock on the record date for making such dividend or distribution, less the amount of such dividend or distribution, in the case of a cash dividend or distribution, or the fair market value of such dividend or distribution (as determined in good faith by, and reflected in a formal resolution of, the Board of Directors of the Company) in the case of any other dividend or distribution, applicable to one share of Common Stock, and the denominator of which shall be such current market price per share of Common Stock. Such reduction shall be made whenever any such dividend or distribution is made and shall be effective as of the date as of which a record is taken for purpose of such dividend or distribution or, if a record is not taken, the date as of which holders of record of Common Stock entitled to such dividend or distribution are determined. The "current market price" per share of Common Stock shall be the closing market price of one share of Common Stock on the last trading day immediately preceding the event requiring an adjustment.

     3.4 Notice of Adjustment. Whenever the Exercise Price or the number of Warrant Shares issuable upon the exercise of the Warrants shall be adjusted as herein provided, or the rights of the holder hereof shall change by reason of other events specified herein, the Company shall compute the adjusted Exercise Price and the adjusted number of Warrant Shares in accordance with the provisions hereof and shall prepare an Officer's Certificate setting forth the adjusted Exercise Price and the adjusted number of Warrant Shares issuable upon the exercise of the Warrants or specifying the other shares of stock, securities or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based. The Company shall cause to be mailed to the holder hereof copies of such Officer's Certificate together with a notice stating that the Exercise Price and the number of Warrant Shares purchasable upon exercise of the Warrants have been adjusted and setting forth the adjusted Exercise Price and the adjusted number of Warrant Shares purchasable upon the exercise of the Warrants.

     3.5 Notifications to Holders. In case at any time the Company proposes:

          (i) to declare any dividend upon its Common Stock payable in capital stock or make any special dividend or other distribution (other than cash dividends) to the holders of its Common Stock;

          (ii) to offer for subscription pro rata to all of the holders of its Common Stock any additional shares of capital stock of any class or other rights;

          (iii) to effect any capital reorganization, or reclassification of the capital stock of the Company, or consolidation, merger or share exchange of the Company with another Person, or sale, transfer or other disposition of all or substantially all of its assets; or

          (iv) to effect a voluntary or involuntary dissolution, liquidation or winding up of the Company,

 then, in any one or more of such cases, the Company shall give the holder hereof (a) at least 10 days' (but not more than 90 days') prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, and (b) in the case of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days' (but not more than 90 days') prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock, as the case may be, for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, share exchange, safe, transfer, disposition, dissolution, liquidation or winding up, as the case may be.

                                   ARTICLE IV

                                  MISCELLANEOUS

     4.1 Entire Agreement. This Warrant contains the entire agreement between the holder hereof and the Company with respect to the Warrant Shares purchasable or issuable upon exercise hereof and the related transactions and supersedes all prior arrangements or understandings with respect thereto.

     4.2 Governing Law. This warrant shall be governed by and construed in accordance with the laws of the State of Texas.

     4.3 Waiver and Amendment. Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the holder hereof and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant shall be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way effect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Warrant,

     4.4 Illegality. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

     4.5 Copy of Warrant. A copy of this Warrant shall be filed among the records of the Company.

     4.6 Notice. Any notice or other document required or permitted to be given or delivered to the holder hereof shall be in writing and delivered at, or sent by certified or registered mail to such holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the holder hereof shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the offices of the Company at 11999 Katy Freeway, Suite 560, Houston, Texas 77079, or such other address within the continental United States of America as shall have been furnished by the Company to the holder of this Warrant, with a copy to: Mark W. Coffin, Adams and Reese LLP, 1221 McKinney, Suite 4400, Houston, Texas 77010.

     4.7 Limitation of Liability: Not Stockholders. No provision of this Warrant shall be construed as conferring upon the holder hereof the right to vole, consent, receive dividends or receive notices (other than as herein expressly provided) in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any shares of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     4.8 Exchange. Loss. Destruction, etc, of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity or such other security in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this
Section 4.8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all taxes (other than securities transfer taxes or income taxes) and art other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this
Section 4.8.

     4.9 Headings. The Article and Section and other headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name.




                                    BPZ ENERGY, INC.

                                    By:  /s/  Manuel P. Zuniga Pflucker
                                         ---------------------------------------
                                    Name:    Manuel P. Zuniga Pflucker
                                    Title:   President